UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):      January 4, 2008
                                                 -------------------------


                              HASBRO, INC.
                          --------------------
         (Exact name of registrant as specified in its charter)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)


                             (401) 431-8697
                     -------------------------------
           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


 Item 8.01  Other Events

     On January 4, 2008 Hasbro, Inc. ("Hasbro") and Cranium, Inc., a Washington corporation ("Cranium") issued a press release announcing that Hasbro, along with Sunshine Acquisition Corporation, which is a wholly-owned subsidiary of Hasbro ("Acquisition Subsidiary"), had entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with Cranium. The press release is furnished as an exhibit to this Current Report on Form 8-K and is incorporated herein.

     Pursuant to the Merger Agreement, Acquisition Subsidiary will merge with and into Cranium, and Cranium will become a wholly-owned subsidiary of Hasbro. The consummation of the transactions contemplated by the Merger Agreement is subject to specified closing conditions, including the approval of Cranium's shareholders and obtaining necessary consents. Pursuant to the Merger Agreement, Hasbro will pay a base purchase price of $77.5 million in cash, which amount is subject to adjustment either up or down based upon the value of Cranium's net assets on the closing date. The purchase price will be divided between repayment of Cranium's outstanding debt and payment to Cranium's shareholders.



Item 9.01  Financial Statements and Exhibits

     (c)   Exhibits

     99    Press Release, dated January 4, 2008, of Hasbro, Inc.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HASBRO, INC.
                                             ------------
                                             (Registrant)


Date: January 4, 2008                  By:    /s/ Deborah Thomas Slater
                                              --------------------------
                                              Deborah Thomas Slater

                                                Senior Vice President and
                                                Controller

                                 Hasbro, Inc.
                          Current Report on Form 8-K
                            Dated January 4, 2008


                                Exhibit Index


Exhibit
No.


99   Press Release, Dated January 4, 2008, of Hasbro, Inc.